Exhibit 99.1

181 188 20 0 86 149 56 56 56 127 127 127 45 139 47 23 147 203 36 31 95 We make a material difference Investor Presentation August 2016 NYSE MKT: CCF

24+ years with the Company and its affiliates CFO and Treasurer (2014 – present) Previously Director of Finance CFO of NEPTCO (1992 – 2012) Kenneth J. Feroldi Chief Financial Officer and Treasurer 17+ years in various positions with the Company President (2008 – present) Chief Executive Officer (2015 – present) Chief Operating Officer (2007 – 2015) Adam P. Chase President and Chief Executive Officer Chase Corporation (“Chase” or “the Company”) is led by a highly-regarded management team with significant experience and an established track record of executing commercial and operational initiatives Leadership Team To be recognized as a leading manufacturer of protective materials for high-reliability applications Solidify Chase’s position as a trusted partner to customers by providing effective and reliable product solutions Create long-term value for our shareholders Effectively manage risk, implement sustainable business practices and continuously improve operating performance Develop an ethical corporate culture that emphasizes contributing to the community, respecting the environment and treating employees fairly Vision and Mission

Safe Harbor Statement Forward-Looking Statements Certain statements in this presentation are forward-looking.  These may be identified by the use of forward-looking words or phrases such as “believe”; “expect”; “anticipate”; “should”; “planned”; “estimated”; “forecasted”; and “potential”, among others.  These forward-looking statements are based on Chase Corporation’s current expectations.  The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements.  In order to comply with the terms of the safe harbor, the Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance and that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties which may affect the operations, performance, development and results of the Company's business include, but are not limited to, the following: uncertainties relating to economic conditions; uncertainties relating to customer plans and commitments; the pricing and availability of equipment, materials and inventories; technological developments; performance issues with suppliers and subcontractors; economic growth; delays in testing of new products;  the Company’s ability to successfully integrate acquired operations; the effectiveness of cost-reduction plans; rapid technology changes and the highly competitive environment in which the Company operates. Important factors that could cause actual results to differ materially from our expectations are disclosed under Item 1A (“Risk Factors”) in our latest Annual Report on Form 10-K filed with the Securities and Exchange Commission, and should be read together with this presentation. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.  Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our public filings. Non-GAAP Financial Measures This presentation includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP financial measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided within this presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided. EBITDA, EBITDA Margin, Adjusted EBITDA, Segment EBITDA, Segment EBITDA Margin and Free Cash Flow are non-GAAP financial measures.  The Company believes that EBITDA, EBITDA Margin, Adjusted EBITDA, Segment EBITDA, Segment EBITDA Margin and Free Cash Flow are useful performance measures which are used by its executive management team and board of directors to measure operating performance, to allocate resources, to evaluate the effectiveness of its business strategies and to communicate with its board of directors and investors concerning its financial performance.  The Company believes EBITDA, EBITDA Margin, Adjusted EBITDA, Segment EBITDA, Segment EBITDA Margin and Free Cash Flow are commonly used by financial analysts and others in the industries in which the Company operates, and thus provide useful information to investors. Our measurement of EBITDA, EBITDA Margin, Adjusted EBITDA, Segment EBITDA, Segment EBITDA Margin and Free Cash Flow may not be comparable to similarly-titled measures used by other companies. Non-GAAP financial measures should be considered in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.  See the Financial Appendix for a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures. 3

Chase At a Glance materials for high-reliability applications across a broad Attractive Business Profile [3] Revenue by Segment Revenue by Geography Other 7% UK 13% Construction Materials 26% Industrial Materials 74% North America 80% 4 [1] Market data as of August 1, 2016. [2] Twelve months ended May 31, 2016. See reconciliation of EBITDA and EBITDA Margin within this presentation [3] For fiscal year 2015 Market Cap [1] LTM Revenue [2] LTM EBITDA [2] LTM EBITDA Margin [2] 3-year EBITDA CAGR [3] $564 mm $242 mm $62 mm 26% 39% Company Highlights Chase Corporation is a leading manufacturer of protective range of market sectors  Headquarters: Bridgewater, MA  Employees: ~ 670  Segments: Industrial Materials and Construction Materials  Product Offering: Specialty tapes, laminates, sealants, coatings and chemical intermediates  End Markets: Telecommunications, electronics, energy distribution, automotive, appliance, general industrial, infrastructure, bridge & highway and housing, among others  Facilities: Thirteen manufacturing sites, located in Illinois, Massachusetts, North Carolina, Pennsylvania, Rhode Island, South Carolina and Texas; and China, England and India  Competitive Advantages: Competes on the basis of technical performance, service reliability, quality and price Corporate Identity “At Chase Corporation, we make a material difference by manufacturing protective materials that are used in a wide variety of applications where long-lasting protection is critical to a product’s success and is a material part of enhancing a product’s value to its user.” Adam P. Chase President & Chief Executive Officer

Corporate Evolution

Established Wire and Cable "Roots"
1946 - 1989

- Founded in 1946 as Chase & Sons
- Reverse merger with Columbia Technical Corporation in 1970
- Developed the HumiSeal line of conformal coatings
- Acquired Royston business of protective coating tapes and other protectants
- Corporate restructuring resulted in a new leadership team and the divestiture of non-core businesses

Chase & Sons
HumiSeal
Royston

Transformation and Globalization
1990 - 2010

- Product offering transformation:
  - Product portfolio shift toward innovative, high-reliability solutions
  - Continued inorganic growth in core protective materials
- Focused on growing core tapes and coatings businesses (Chase & Sons, HumiSeal and Royston)
- Globalization and diversification through acquisitions and partnership agreements
- Streamlined, modernized and consolidated manufacturing processes

CHASE Protective Coatings
C.I.M. Industries Inc.
CONCOAT
PaperTyger
Serviwrap
Tapecoat

Reinvestment into Growth
2011 - Today

- Continued expansion of core coatings, adhesive and sealant technologies through a related diversification approach
- Strategically positioned for growth and margin expansion
- Ongoing investments in facility, systems and organizational consolidation to improve performance and gain economies of scale
- Two recent significant investments (NEPTCO, Henkel's Microspheres and Polyurethane Dispersions)

NEPTCO
dualite

5

Strategy and Philosophy Inorganic growth through attractive acquisitions and integration Consolidation and rationalization where appropriate Organic growth in select areas through market and product development Generate actionable growth strategies Develop sustainable competitive advantages Continuous improvement Operate in the zone of sustainability ethical approach to decision making, risk management and business conduct Focus on gross margins, working capital management and free cash flow Financial discipline and flexibility a strong balance sheet is fundamental Financial Discipline Strategic Drivers Business Philosophy Chase’s Core Strategy Proven growth strategy sharply focused on building upon core businesses, and enhancing operational infrastructure and commonalities to gain competitive advantage

Segments Overview

CHASE Corporation

	Industrial Materials			Construction Materials		
Description	■ Incorporated into other manufacturers' products ■ Demand fluctuates with overall economic activity – Some seasonality due to weather and holidays			■ Sold for use in several construction-related markets ■ Demand highly dependent on individual projects – Subject to quarterly changes, including seasonality		
Revenue [1]	$177 million			$61 million		
EBITDA Margin[1]	*23%*			*24%*		
Product Offerings	*Wire & Cable/ Specialty Materials*	*Electronic Coatings/ Materials*	*Specialty Chemical Intermediates*	*Pipeline Coatings*	*Water & Wastewater*	*Bridge & Highway*
Key Products	■ Detection tapes ■ Fiber optic strength elements ■ Shielding tapes ■ Pulling tapes ■ Strand seal compound ■ Durable paper products	■ Conformal coatings ■ Moisture protective coatings ■ Anti-static tapes	■ Polymeric microspheres ■ Polyurethane dispersions	■ Casing fill service ■ Cold-applied tapes ■ Epoxy systems ■ Hot-applied tapes ■ Liquid coatings ■ Primers	■ Specialized high performance coating and lining systems	■ Asphalt waterproofing additive ■ Expansion and control joint systems ■ Waterproofing membranes
Select End Markets	 Energy, Electronics, Industrial, Oil & Gas	Aerospace, Automotive, Electronics, Appliances	Construction, Intermediates, Transport, Coatings	Oil & Gas, Wastewater	Water, Wastewater	Infrastructure, Construction
Brand Names	Chase & Sons Chase BIH_2Ock® NEPTCO A Chase Corporation Company PaperTyger	HumiSeal	dualite	Tapecoat® Royston® Serviwrap®	C.I.M. Industries Inc.	CEVAsystems Royston® Rosphalt®
Segment Manufacturing Locations	■ Blawnox, PA ■ Granite Falls, NC ■ Greenville, SC ■ Lenoir, NC	■ O'Hara Township, PA ■ Oxford, MA ■ Pawtucket, RI	■ Pune, India ■ Suzhou, China ■ Winnersh, England	■ Blawnox, PA ■ Evanston, IL	■ Houston, TX ■ O'Hara Township, PA	■ Rye, England

7

[1] For Fiscal Year 2015. EBITDA Margin calculation assumes Corporate and Common Costs split according to Revenue (see reconciliation within this presentation).

Differentiated Platform Drives Superior Results and Outsized Growth

CHASE Corporation

✓ Highly Differentiated Business Attributes…

Broad Portfolio of Protective Material Technologies

Proven Consolidator with Attractive Pipeline of Highly Accretive Targets

World-Class Operational Platform Anchored by Strong North American Presence

Sustainable Financial Performance With Strong Cash Flow Generation

Entrenched Relationships with Diversified, High-Quality Customer Base

Differentiated R&D Capabilities Drive Strong Product Innovation

✓ …Driving Superior Results and a Strong Foundation for Continuous Growth

Chase has significantly outperformed both the S&P 500 and the Chemicals Index over the past 10 years [1]



719%
186%
65%
May-06
May-08
May-10
May-12
May-14
May-16
Chase Corporation
Chemicals Index
S&P 500

Industry Leading Profitability [2]

(LTM EBITDA margin) [3]



26%
15%
CHASE Corporation
Peer Group Average

Superior Growth Profile

(LTM ended May 31 Chase Revenue in millions)



'13 – '16
CAGR: 5%
$210
$242
2013
2016

8

[1] Stock performance, including comparative Chemicals Index, information furnished by KeyBanc Capital Markets
[2] Peer group consists of DB:HEN3, NYSE:FUL, TSX:ITP, NYSE:ROG and NYSE:RPM per company filings, as furnished by KeyBanc Capital Markets
[3] See reconciliation of Chase's twelve months ended May 31, 2016 EBITDA margin within this presentation

Broad Portfolio of Protective Material Technologies

CHASE Corporation

Chase boasts an attractive portfolio of protective material technologies serving well-diversified end-markets poised for continued growth

Extensive Offering of Protective Material Technologies

	Product Technology	Electronics	Packaging	Cable Industry	Telecom	Utilities	Bridge & Highway	Water and Wastewater	Pipeline Construction	Automotive	Description
Industrial Materials	Insulating and Conducting Materials	●		●	●	●					▪ High-performance tapes, coatings and sealants
Industrial Materials	Pulling and Detection Tapes				●	●		●	●		▪ Specialty tapes used to install and locate cables and utilities
Industrial Materials	Polymeric Microspheres	●	●				●			●	▪ Polymer products for weight and density reduction as well as sound dampening
Industrial Materials	Laminated Film Foils	●	●	●						●	▪ EMI/RFI shielding tapes used in communication cables
Industrial Materials	Fiber Optic Strength Elements	●		●	●						▪ Strength elements used to increase the durability of fiber optic cables
Industrial Materials	Cover Tapes	●	●								▪ Reliable anti-static tapes essential to delivering semiconductor components
Industrial Materials	Polyurethane Dispersions						●	●		●	▪ Water-based polyurethane dispersions utilized in various coating products
Industrial Materials	Moisture Protective Coatings	●								●	▪ Coatings for electronic circuitry found in automobiles and appliances
Industrial Materials	Laminated Durable Papers		●								▪ Specialty laminated paper products primarily for envelope converters
Construction Materials	Protective Pipe Coating Tapes					●			●		▪ Specialty tapes used in the construction of oil and gas infrastructure
Construction Materials	Protectants for Bridge Decks						●				▪ Protectants for highway bridge deck metal-supported surfaces
Construction Materials	Fluid Applied Coating and Lining Systems							●			▪ Coatings and linings used in the water and wastewater treatment industries
Construction Materials	Joint Control Systems						●				▪ Expansion and control joint systems for roads, bridges, stadiums and runways

9

Acquired NEPTCO Inc. (Wire & Cable Materials) 1999 2001 2003 2004 2005 2006 2007 2009 2010 2012 2014 2016 2015 Acquired Facile, Inc. (Aircraft Cover Films / Wire & Cable Materials) Chase has built a global platform through consistent organic growth and successful integration of key acquisitions Demonstrated track record of identifying, executing and integrating highly accretive and synergistic strategic acquisitions completed multiple acquisitions since 2006 Focus on purchasing high-quality assets at attractive prices Proven ability to successfully nurture and integrate targets into Chase’s collaborative culture Ongoing discipline to rationalize product portfolio where appropriate Ideally positioned to continue undertaking strategic acquisitions maintains a robust pipeline of acquisition targets Proven Consolidator with Attractive Pipeline of Highly Accretive Targets Proven Ability to Acquire, Integrate, Optimize and Grow Assets Acquired RWA, Inc. (Electronic Manufacturing Services) Acquired The Tapecoat Company (Pipeline Coatings) Acquired Paper Tyger, LLC (Custom Products) Acquired Concoat Holdings (Electronic Coatings) Acquired E-Poxy Engineered Materials (Bridge & Highway Products) Acquired Capital Services Joint Systems (Bridge & Highway Products) Acquired HumiSeal Europe (Electronic Coatings) Acquired Chase Protective Coatings (Pipeline Coatings) Acquired Grace Construction Products (Pipeline Coatings) Acquired C.I.M. Industries (Coating & Lining Systems) Sold RWA, Inc. (Electronic Manufacturing Services) Sold Insulfab Product Line (Aircraft Cover Films) Acquired from Henkel Corporation Microspheres and Polyurethane Dispersions (Specialty Chemical Intermediates) Sold RodPack product line (Wind Energy Composite) Acquired Noncontrolling interest in NEPTCO JV (Fiber Optic Cable Components) Acquired Spray Products (India) Private Limited (Electronic Coatings)

World-Class Operational Platform Anchored by Strong North American Presence

Chase's global footprint and best-in-class manufacturing and R&D capabilities provide significant competitive advantages and access to high-growth markets

Attractive Global Footprint With Differentiated Manufacturing and R&D Capabilities

Platform Overview



Oxford, MA
Specialty Tapes
Bridgewater, MA
Headquarters
O'Hara Township, PA
Waterproofing Sealants
Evanston, IL
Pipe Coating Tapes
Pawtucket, RI
Laminated Film Foils
Blawnox, PA
Pipe Coating Tapes
Lenoir, NC
Laminated Film Foils
Granite Falls, NC
Pulling & Detection Tapes
Greenville, SC
Polymeric Microspheres
Houston, TX
Specialized Coatings
Pune, India
Conformal Coatings
Winnersh, UK
Conformal Coatings
Rye, UK
Pipe Coating Tapes
Suzhou, China
Cover Tapes
Production Facility

The Company's broad manufacturing footprint provides a solid platform for global expansion

Platform Highlights

- ☑ Thirteen manufacturing facilities strategically located in the US, UK, China and India
- ☑ Distribution centers in Canada, the Netherlands and France
- ☑ Broad footprint with products sold globally across various sales channels → direct, distribution and royalty
- ☑ Earns royalties via electronic coating products licensed to a manufacturer in Asia
- ☑ Highly efficient platform with strong focus on operational excellence
- ☑ World-class productivity and efficiency with significant opportunity for further optimization
- ☑ Well-invested facilities support significant incremental growth
- ☑ Minimal ongoing annual maintenance capital spending required

11

Sustainable Financial Performance With Strong Cash Flow Generation [1] See reconciliation within this presentation All years are fiscal years ended August 31 Adjusted EBITDA [1] Revenue ($ in millions) Free Cash Flow [1] ($ in millions) Return on Equity [1] ($ in millions) Construction Materials Revenue CAGR: 6.8% Industrial Materials Revenue CAGR: 23.6% Adjusted EBITDA CAGR: 26.9% $25.1 18.1% 12.6% 9.8% 16.3% 21.4%

Income Reinvested Into Business, Coupled With a Return to Shareholders Net Income by Fiscal Year [1] Earnings Per Diluted Share by Fiscal Year $0.40 in 2014 was a gain from the sale of a product line $0.10 in 2015 was a special dividend for gain from the sale of a product line $3.7 million in 2014 was a gain from the sale of a product line Cash Dividends Per Share by Fiscal Year Paid [1] Net income attributable to Chase Corporation All years are fiscal years ended August 31 $10.9 $9.3 $17.2 $26.6 $26.3 2011 2012 2013 2014 2015 $1.22 $1.03 $1.87 $2.86 $2.82 2011 2012 2013 2014 2015 $0.35 $0.35 $0.40 $0.45 $0.60 2011 2012 2013 2014 2015 13

Expanded Global Presence Chase is well positioned to continue executing on its proven growth strategy underpinned by multiple initiatives and recent platform enhancements Multiple Growth Avenues Strategic M&A Drive Share Gains in Existing Markets Execute on Compelling New Product and End Market Opportunities Favorable Industry and End Market Dynamics Improved Margin Profile through Integration and Optimization Growth strategy sharply focused on building upon core competencies Robust M&A pipeline provides significant revenue growth potential Multiple initiatives underway focused on acquisition integration, improving operating efficiency and optimizing the platform Continued expansion in new geographies to enhance capacity and product mix Capitalize on expected growth in core end markets (electronics, housing, etc.) Leverage Chase’s full suite of market-leading capabilities to expand customer wallet share Chase’s size, geographic footprint, industry focus and financial capacity uniquely position the Company to capture additional growth through product innovation and new market expansion

[1] See reconciliation within this presentation All years are fiscal years ended August 31 Balance Sheet Supports an Acquisition Program ROE % and ROA % by Fiscal Year [1] Current Ratio at Fiscal Year End [1] Long-term Debt to Equity Ratio at Fiscal Year End [1]

Financial Appendix For fiscal years ended August 31

Income Statement Summary

CHASE Corporation

($ in millions)	Years Ended August 31,					CAGR
	2011	2012	2013	2014	2015	2011 - 2015
Industrial Materials	$ 75.7	$ 96.0	$ 163.5	$ 169.7	$ 176.5	23.6%
Construction Materials	47.3	52.9	52.6	54.3	61.5	6.8%
Revenue	**$ 123.0**	**$ 148.9**	**$ 216.1**	**$ 224.0**	**$ 238.0**	**17.9%**
% Growth	3.6%	21.0%	45.1%	3.7%	6.3%	
Less: Cost of products and services sold	80.3	101.2	146.0	145.2	149.2	
Gross profit	**$ 42.7**	**$ 47.7**	**$ 70.0**	**$ 78.8**	**$ 88.8**	**20.1%**
% of Revenue	34.7%	32.0%	32.4%	35.2%	37.3%	
Less: Selling, general and administrative	26.8	30.2	43.2	42.6	46.0	
Less: Acquisition-related costs	—	3.2	—	—	0.6	
Operating income	**$ 15.9**	**$ 14.3**	**$ 26.8**	**$ 36.2**	**$ 42.2**	**27.6%**
Plus: Gain on sale of business	—	—	—	5.7	—	
Plus: Other (expense) income, net	0.2	(0.3)	(1.0)	(1.4)	(1.0)	
Income before income taxes	**$ 16.2**	**$ 14.0**	**$ 25.8**	**$ 40.5**	**$ 41.2**	**26.4%**
Less: Income taxes	5.2	4.7	9.1	14.0	14.8	
Net Income	**$ 10.9**	**$ 9.3**	**$ 16.7**	**$ 26.5**	**$ 26.4**	**24.7%**
Plus: Net (income) loss attributable to non-controlling interest	-	0.1	0.5	0.1	(0.1)	
Net income attributable to Chase Corporation	**$ 10.9**	**$ 9.3**	**$ 17.2**	**$ 26.6**	**$ 26.3**	**24.6%**
Plus: Interest expense, Income taxes, Deprecation, Amortization	10.5	11.1	21.0	25.6	28.4	
EBITDA [1]	**$ 21.4**	**$ 20.5**	**$ 38.2**	**$ 52.3**	**$ 54.8**	**26.4%**
% of Revenue (EBITDA Margin [1])	*17.4%*	*13.8%*	*17.7%*	*23.3%*	*23.0%*	
Adjustments	—	4.6	1.8	(5.4)	0.8	
Adjusted EBITDA [1]	**$ 21.4**	**$ 25.1**	**$ 40.0**	**$ 46.9**	**$ 55.6**	**26.9%**
% of Revenue	*17.4%*	*16.8%*	*18.5%*	*20.9%*	*23.4%*	
Capital Expenditures [2]	**$ 4.5**	**$ 5.2**	**$ 3.0**	**$ 4.3**	**$ 2.6**	

[1] See reconciliation within this presentation
[2] Also referred to as Purchases of property, plant and equipment

17

Reconciliation to Non-GAAP Measures

CHASE Corporation

($ in millions)	Years Ended August 31, 2011	2012	2013	2014	2015	LTM 31-May-16
Revenue [A]	$ 123.0	$ 148.9	$ 216.1	$ 224.0	$ 238.0	$ 241.5
Net income attributable to Chase Corporation	$ 10.9	$ 9.3	$ 17.2	$ 26.6	$ 26.3	$ 30.1
Interest expense	0.2	0.4	1.3	1.1	1.1	1.0
Income taxes	5.2	4.8	9.1	14.0	14.8	17.1
Depreciation expense	2.8	3.3	5.9	5.7	5.8	5.9
Amortization expense	2.3	2.7	4.8	4.8	6.8	7.6
EBITDA [1], [B]	**$ 21.4**	**$ 20.5**	**$ 38.2**	**$ 52.3**	**$ 54.8**	**$ 61.7**
EBITDA Margin [1], [B]/[A]	***17%***	***14%***	***18%***	***23%***	***23%***	***26%***
Pension curtailment and settlement costs [2]	—	0.6	1.2	0.3	0.2	
Gain on sale of business [3]	—	—	—	(5.7)	—	
Acquisition-related costs [4]	—	3.2	—	—	0.6	
Cost of sale of inventory step-up [5]	—	0.8	0.6	—	0.1	
Adjusted EBITDA [1]	**$ 21.4**	**$ 25.1**	**$ 40.0**	**$ 46.9**	**$ 55.6**	
Net cash provided by operating activities	$ 9.3	$ 13.9	$ 28.2	$ 28.6	$ 41.0	
Less: Purchases of property, plant and equipment [6]	(4.5)	(5.2)	(3.0)	(4.3)	(2.6)	
Free Cash Flow [1]	**$ 4.8**	**$ 8.7**	**$ 25.1**	**$ 24.3**	**$ 38.3**	

[1] EBITDA, Adjusted EBITDA, EBITDA Margin, Segment EBITDA, Segment EBITDA Margin and Free Cash Flow are Non-GAAP measures, and should not be considered in isolation or construed as an alternative to our Net income attributable to Chase Corporation, Net cash provided by operating activities, or other measures as determined in accordance with US GAAP. Our measurement of EBITDA, Adjusted EBITDA, EBITDA Margin, Segment EBITDA, Segment EBITDA Margin and Free Cash Flow may not be comparable to similarly-titled measures used by other companies. Non-GAAP financial measures should be considered in addition to, and not as an alternative to, the Company's reported results prepared in accordance with GAAP.

[2] Represents pension related curtailment and settlement costs due to the timing of lump sum distributions

[3] Represents gain on sale of Insulfab product line that was completed in October 2013

[4] Represents costs related to our January 2015 acquisition of the specialty chemical intermediates product line, and the June 2012 acquisition of NEPTCO

[5] Represents expenses related to the step-up in fair value of inventory through purchase accounting from the January 2015 acquisition of the specialty chemical intermediates product line, and the June 2012 acquisition of NEPTCO

[6] Also referred to as Capital Expenditures

18

Reconciliation to Non-GAAP Measures (continued) [2] Assumes Corporate and Common Costs split according to Revenue [1] EBITDA, Adjusted EBITDA, EBITDA Margin, Segment EBITDA, Segment EBITDA Margin and Free Cash Flow are Non-GAAP measures, and should not be considered in isolation or construed as an alternative to our Net income attributable to Chase Corporation, Net cash provided by operating activities, or other measures as determined in accordance with US GAAP. Our measurement of EBITDA, Adjusted EBITDA, EBITDA Margin, Segment EBITDA, Segment EBITDA Margin and Free Cash Flow may not be comparable to similarly-titled measures used by other companies. Non-GAAP financial measures should be considered in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP. ($ in millions) Industrial Construction Corporate & Chase Materials Materials Common Corporation Revenue [A] $ 176.5 $ 61.5 $ — $ 238.0 Income (loss) before taxes $ 46.4 $ 17.3 $ (22.4) $ 41.2 Net (income) attributable to non-controlling interest (0.1) — — (0.1) Interest expense 0.9 0.2 — 1.1 Depreciation expense 4.1 1.1 0.6 5.8 Amortization expense 5.2 1.6 — 6.8 EBITDA [1] $ 56.4 $ 20.1 $ (21.8) $ 54.8 Split of Corporate & Common [2] (16.2) (5.6) Segment EBITDA [B] $ 40.3 $ 14.5 Segment EBITDA Margin [1], [2], [B]/[A] 23% 24% 2015 Year Ended August 31,

Reconciliation to Other Measures Utilized [1] Average calculated as a simple average of the referenced year ended and prior year ended balances ($ in millions) Net income attributable to Chase Corporation [A] $ 10.9 $ 9.3 $ 17.2 $ 26.6 $ 26.3 Current Assets [B] $ 58.0 $ 83.1 $ 100.0 $ 125.9 $ 118.3 Total Assets [C] 128.9 214.8 224.4 245.5 257.9 Current Liabilities [D] 19.9 30.3 32.4 36.1 37.5 Total Long-term Debt, including Current Portion [E] 12.7 70.0 64.4 58.8 51.8 Chase Corporation Stockholders' Equity [F] 91.9 98.1 112.8 136.6 154.3 Return on Assets (ROA), [A]/(average of [C]), [1] 8.7% 5.4% 7.8% 11.3% 10.5% Return on Equity (ROE), [A]/(average of [F]), [1] 12.6% 9.8% 16.3% 21.4% 18.1% Current Ratio, [B]/[D] 2.9 2.7 3.1 3.5 3.2 Total Long-term Debt to Equity, [E]/[F] 0.1 0.7 0.6 0.4 0.3 2014 2015 Years Ended August 31, 2011 2012 2013

Frequently Asked Questions Q & A from interested parties

Frequently Asked Questions What is the overall strategy at Chase? “Stay the course” of continued growth in markets we serve via internal and external means, staying close to our core financial principles M&A Consolidation Organic growth in selected areas Review your product mix now and how it has changed over time? Chase has grown from its wire and cable “roots” into a broad range of industrial and construction-related markets specializing in protective materials for high-reliability applications with specialized properties and formulations What end markets are your products sold into? Changes over time? Our primary markets span multiple industries (telecommunications, electronics, energy distribution, automotive, appliance, general industrial, infrastructure (water, oil, gas), bridge & highway, commercial building, housing, mining/drilling, etc.). Our fiscal 2015 acquisition of our specialty chemical intermediates product line represents a major immediate and long-term opportunity for growth by providing us entry into a completely new market

Frequently Asked Questions (continued) Do you have any significant customer concentration? During fiscal 2013, 2014 and 2015, no one customer accounted for as much as 10% of sales Are your products a “consumable” or a one-time purchase? Industrial Materials segment includes specified products that are used in or integrated into another company’s product with demand typically dependent upon general economic conditions Construction Materials segment is composed of typically project-oriented product offerings that are primarily sold and used as “Chase”-branded products What is the cost of your product as % of the product it is being sold into? Varies by product line, but generally believed to be relatively low % of end product or project How critical are your products to the performance of the products that they are sold into? Our products are not typically the “active” part of an end product (e.g., do not help transmit a signal, or energy, etc.) but allow for the end product to perform more reliably over time, protect its warranty and increase its durability

Frequently Asked Questions (continued) What is the principal way that you compete in the marketplace (i.e., cost/price, technology/value add, brand/reputation, breadth of offering, service, etc.)? All of the above are important to different products we offer, with differing levels of importance based on the end market. We compete principally on the basis of technical performance, service, reliability, quality and price What do you see as your primary competitive advantages in the market? We are a reliable supplier with a long track record of producing and delivering high-quality value-added products In certain markets, we are differentiated through our depth and breadth of proven product solutions to meet a specific need What % of your revenue is tied to products that have patents or IP protecting them? Relatively low on formal IP. Trade secrets are a dominant reason. While we do hold various patents, we do not believe that they are material to the success of our business Do your products have substitutes (i.e., a different material/chemical, not necessarily a competitor’s product)? Most of our products face pressure from some form of substitution, but we believe we offer value to our customer over these alternatives. Of course, there are other companies that manufacture or sell products and services similar to those made and sold by us

Frequently Asked Questions (continued) Are your products sold direct or via distributors? We sell through multiple means, depending on market and location Are any of your products sold on a contract basis? Yes, many products have contracts covering price, volume, etc., but our standard terms and conditions do not include “take or pay” or exclusivity provisions Have there been any new entrants into the markets that you serve in the last 3-5 years? Yes, there are always new entrants, or ones that re-appear based upon exchange rates and other factors Can you walk through your manufacturing process? They are usually one to three steps, including coating, laminating, blending, polymerizing, mixing, weaving, printing, slitting and containerizing

Frequently Asked Questions (continued) It seems like there is very minimal CapEx in your business? CapEx can be embedded in M&A activity. While our reported “Purchases of property, plant and equipment” totaled $3,043, $4,290 and $2,642 for fiscal 2013, 2014 and 2015, respectively, these do not include the $1,064 in PP&E obtained as part of the fiscal 2015 Specialty Chemicals Intermediates acquisition, or the $18,657 in PP&E obtained as part of the fiscal 2012 acquisition of NEPTCO. We currently have several on-going capital projects that are important to our long-term strategic goals. Machinery and equipment will be added as needed to increase capacity or enhance operating efficiencies in our manufacturing plants Energy end-market exposure has been a headwind to your business. Can you disclose what % of your business is tied to this end-market? It has been a headwind impacting our top line. We believe that the bottom line effect on us has been somewhat mitigated by reductions in commodities costs experienced by our suppliers’ industries. We are also involved in ongoing cost reduction initiatives What is your overall exposure to the paper end-market? Laminated Durable Paper Products is one of the offerings of our Specialty Products product line. We do not disclose results at the individual product line level, but only significant period-over-period changes when applicable

Frequently Asked Questions (continued) How big is the "Middle East" project and how much longer will it last? We do not disclose size, but it is significant to our UK-based CPC business. Contributions from project work for Middle East water infrastructure were solid in the first three quarters of our fiscal 2016, but continue to fall short of the prior year given a slowdown and delay in activity. We expect this trend to continue through the end of this fiscal year Can you walk through the strategic rationale of acquiring the Henkel assets? Why did Henkel sell these businesses to you? Henkel did not believe these product lines were a long-term fit for their business. We felt these were excellent add-ons to our business in terms of size, future potential, and fit in our overall strategy What were the EBITDA margins of the acquired Henkel business? We do not directly disclose product line margins, but we do offer pro-forma financial information in our filings. We can note that as of the end of our third fiscal quarter of 2016, and after the completion of the first full year of operations by the product line under Chase, it has continued to meet our expectations, and deliver results accretive to the Company In your 10-Q for the third quarter of fiscal 2016, your North American pipeline coatings, which serve the oil and gas markets, were up year-over-year for the year-to-date period – what is driving this? Our products are more focused on maintenance and repair than on new construction, so we believe that they are not as heavily impacted by the dynamics in the market

Frequently Asked Questions (continued) With regards to mergers and acquisitions, please discuss: How you source deals (i.e., bankers, sellers come to you, you approach sellers, etc.)? Yes to all What internal resources you have dedicated to M&A? We utilize a cross-functional team made up of senior management and outside consultants The integration process? We expect to fully integrate all new acquisitions into our business model with centralized services and inclusion in our ERP environment Opportunities for cost and/or revenue synergies? Each opportunity is unique, but we always look to leverage our fixed costs The financial hurdles or returns you seek when doing M&A? We look for any acquisition to be accretive to one or more of our overall metrics (GM %, ROI, ROE, etc.) The level of M&A to expect going forward? Mergers, divestitures and acquisitions will continue to be an important part of our growth strategy

Frequently Asked Questions (continued) Has your historical revenue growth been driven by volume, price or a combination of the two? Primarily volume, with M&A expansion also significantly contributing to growth What are the appropriate long-term revenue growth rates to think of for your segments/products? Are these rates being driven by volume, price, or both? We do not provide earnings guidance. We predict both volume and price will play a part in revenue growth, based upon underlying commodity pricing fluctuations Your gross margins have expanded by over 500 bps in the last few years. What are the primary drivers of this increase? How sustainable is your current margin profile? We continue to focus on the specialty chemical aspects of our business, and have divested some non-strategic businesses in recent periods

Frequently Asked Questions (continued) What are the primary raw materials in your COGS? We purchase a wide variety of commodity items, including petroleum-based solvents, films, yarns, and non-wovens along with base metals of aluminum and copper, as well as many other substrates Are you able to pass through raw material cost increases to your customers either contractually or on a spot basis? When raw material costs decline, do you typically keep some of this margin or pass it along to your customers? Short-term, we usually are able to keep the benefit from cost declines but have difficulty passing on cost increases. Over the longer term, these ebbs and flows work themselves through the supply chain What is the mix of fixed vs. variable costs in your business? We do not disclose, but we are focused on reducing fixed costs How much room is left on the consolidation strategy and streamlining of operations (i.e., what inning are you in)? There is room for further consolidation, with multiple “games” being played and therefore different innings for each project

Frequently Asked Questions (continued) How much revenue / EBITDA did the Insulfab line have? Insulfab was only one of the offerings of our Custom Products/Specialty Products product line. We do not publicly disclose results at the individual product line level, other than significant period-over-period changes when applicable. We divested this business early in fiscal 2014 Were there any abnormal or unsustainable events in 2015 that made your earnings higher than normal? Perhaps, lower raw materials or higher revenue in the Middle East? The inclusion of the Specialty Chemicals Intermediates product line for 7 months added to top and bottom line results. Please see the MD&A section of our Form 10-K for further discussion Conversely, were there any items that caused your earnings to be understated (e.g., acquisition costs or ERP-related costs)? We use adjusted EBITDA to highlight significant and notable items. Additionally, ERP-related costs were mostly capitalized

Frequently Asked Questions (continued) Please discuss your capital allocation philosophy and priorities going forward We will continue to use free cash flow and leveraged debt as our two main sources of capital to fund strategic initiatives What is the maximum level of leverage that you are comfortable having on your balance sheet? Our current credit agreement with BoA calls for no more than a 3x leverage on EBITDA (as defined in the credit agreement), as such would be our high-end comfort level Your term loan matures in 2017. Have you thought about refinancing that and pushing out the maturity date? As any prudent management team would, yes, we are considering all options for this debt